UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 21, 2003

BACK YARD BURGERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12104	64-0737163
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1657 N. Shelby Oaks Drive, Suite 105
Memphis, Tennessee 38134-7401
(Address of Principal Executive Offices)      (Zip Code)

Registrant’s telephone number, including area code: (901) 367-0888

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

99.1 Press Release Announcing Third Quarter 2003 Earnings

ITEM 9. REGULATION FD DISCLOSURE.

     See Item 12. Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 21, 2003, the Company issued an earnings release regarding its most recently completed quarterly period. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     In accordance with general instruction B.6 of Form 8-K, the information contained in this report is furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2003

BACK YARD BURGERS, INC.

By: /s/ Michael G. Webb Name: Michael G. Webb Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Release of the Company dated October 21, 2003.

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